SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                           HERITAGE BANKSHARES, INC.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                     ------HERITAGE BANKSHARES, INC.------
                             200 East Plume Street
                            Norfolk, Virginia 23510
                            Telephone (757) 523-2600

April 21, 2000

Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of Heritage Bankshares, Inc. to be held on Tuesday, May 23, 2000, at 10:00 a.m.

         This year the meeting will be held at the Heritage Bank & Trust, Ocean View Branch, 735 East Ocean View Avenue, Norfolk, Virginia 23503.

         The purposes of this meeting are set forth in the enclosed proxy statement. In addition, we will present a report on the activities of the Corporation and give you an opportunity to ask questions of your Management and Directors.

         WHETHER OR NOT YOU PLAN TO ATTEND, YOU CAN BE SURE YOUR SHARES ARE REPRESENTED AT THE MEETING BY PROMPTLY COMPLETING, SIGNING AND RETURNING YOUR PROXY FORM.

Sincerely,

/s/ Robert J. Keogh                         /s/ Peter M. Meredith, Jr.

Robert J. Keogh                             Peter M. Meredith, Jr.
President                                   Chairman of the Board

                           HERITAGE BANKSHARES, INC.
                             200 East Plume Street
                            Norfolk, Virginia 23510
                            Telephone (757) 523-2600
                (Mailing Address of Principal Executive Offices)

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 23, 2000

         The Annual Meeting of the Stockholders of Heritage Bankshares, Inc., will be held at the Heritage Bank & Trust, Ocean View Branch, 735 East Ocean View Avenue, Norfolk, Virginia, at 10:00 a.m. local time on Tuesday, May 23, 2000, for the following purposes:

          (1) To elect three directors for a term of three years: Lisa F. Chandler, Henry U. Harris, III and Stephen A. Johnsen

          (2) To ratify the appointment by the Board of Directors of Goodman & Company, L.L.P. as independent accountants of the Corporation for the year ending December 31, 2000;

          (3) To transact such other business as may properly come before the meeting.

         Stockholders of record at the close of business on March 23, 2000, are entitled to notice of, and to vote at, the meeting or any adjournment thereof. Be it further advised that Stockholders are simultaneously being furnished with a copy of the Annual Report for the year ending December 31,1999.

By order of the Board of Directors,

/s/ Robert J. Keogh                                  /s/ Peter M. Meredith, Jr.

Robert J. Keogh                                      Peter M. Meredith, Jr.
President                                            Chairman of the Board

Norfolk Virginia
April 21, 2000

IMPORTANT NOTICE:
         TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME, AND STOCKHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON.

                           HERITAGE BANKSHARES, INC.
                             200 East Plume Street
                            Norfolk, Virginia 23510
                            Telephone (757) 523-2600

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

         This proxy statement is furnished in connection with the solicitation by the management of Heritage Bankshares, Inc., (hereinafter referred to as the "Corporation"), on behalf of the Board of Directors, of proxies to be voted at the Annual Meeting of Stockholders of the Corporation to be held May 23, 2000, or any adjournment thereof. The cost of this solicitation will be borne by the Corporation. Proxies may be solicited by regular employees of the corporation or its subsidiary at a nominal cost by telephone or visit and brokers and nominees will be reimbursed for their expenses in soliciting proxies from beneficial owners.

         All properly executed proxies in the accompanying form received by the Corporation prior to the meeting will be voted at the meeting in accordance with any direction noted thereon. Any proxy may be revoked at any time before it is exercised.

         As of March 23, 2000, the record date for the determination of stockholders entitled to notice of and to vote at the meeting, there were 765,700 shares of common stock of the Corporation issued and outstanding. Each share is entitled to one vote on all matters which may come before the meeting. This proxy statement and the enclosed form of proxy are first being sent to stockholders on or about April 21, 2000.

         With respect to any action to be taken at the Annual Meeting, other than the election of directors (which election will be determined by a plurality of votes cast), the affirmative rate of a majority of those shares present and voting on the action will be required.

         The Corporation will provide without charge, on the written request of any stockholder, a copy of its annual report for the fiscal year ended December 31, 1999, or Form 10-K, including the financial statements and the schedules attached thereto, which report has been filed with the Securities and Exchange Commission. Stockholders of record on March 23, 2000, and beneficial owners of such securities should submit requests for this report to Catherine P. Jackson, Chief Operating Officer, Corporate Finance, 1450 South Military Highway, Suite l, Chesapeake, Virginia 23320.

                    PERSONS OWNING IN EXCESS OF FIVE PERCENT
                          OF OUTSTANDING COMMON STOCK

         Set forth in the table below is information as of March 23, 2000, with respect to persons known to the Company to be the beneficial owners of more than five percent of the Corporation's issued and outstanding common stock:

                                   Number of Shares
                                   of Common Stock
         Name and Address          Beneficially Owned        Percent of Class
         --------------------------------------------------------------------

         Peter M. Meredith, Jr.      45,126(1)                   5.89%
         5320 Edgewater Dr.
         Norfolk, Virginia 23508

(1) Includes 10,960 shares held by Meredith Realty Company, L.L.C., 13,208 shares held by Pomar Holding, L.L.C. and 3,000 shares held by Meredith Realty Associates.


                             ELECTION OF DIRECTORS

         The bylaws currently provide for fourteen directors.  The terms of Lisa
F. Chandler, Henry U. Harris, III and Stephen A. Johnsen, expire at this meeting.

         The   Nominating   Committee  at  its  meeting  on  February  9,  2000,
recommended the hereinafter listed nominees to serve as directors of the Corporation.

         It is the intention of the persons named in the accompanying form of proxy, unless stockholders specify otherwise by their proxies, to vote for the election of the nominees named below. Although the Board of Directors does not expect that any of the persons named will be unable to serve as a director, should any of them be unable to accept nomination or election, it is intended that shares represented by the accompanying form of proxy will be voted by the proxy holders for such other person or persons as may be designated by the present Board of Directors.

         Certain information concerning the nominees is set forth as furnished by them.

                                                  NOMINEES
                                                                                     Shares of the Corporation
                                                                                     Owned Beneficially,
                                                                                     Directly or Indirectly, on
                                                                                     March 23, 2000(1), and %
                                                                                     of Outstanding Shares
-----------------------------------------------------------------------------------------------------------
         Name                       Age     Principal Occupation
                                            or Employment                            Director    Common
                                            During Last Five Years                   Since       Stock
-----------------------------------------------------------------------------------------------------------
                                     Class III (to serve until the 2003
                                       Annual Meeting of Stockholders)
                                       -------------------------------

         Lisa F. Chandler           45      Executive Vice-President,                1998         642
         6127 Studeley Avenue               Nancy Chandler Associates, Inc.                       0.08%
         Norfolk, VA

         Henry U. Harris, III       48      President,                               1992         29,705(2)
         1503 North Shore Road              Virginia Investment Couselors, Inc.                   3.88%
         Norfolk, VA

         Stephen A. Johnsen         54      President and Chief Executive Officer,   1988         3,618(3)
         29368 Harborton Road               Flagship Group, Ltd.                                  0.47%
         Pungoteague, VA

(1) In calculating the number of shares of common stock which are beneficially owned (and thus the percentage of common stock beneficially owned) a person is deemed to own common stock if that person has the right to acquire beneficial ownership of common stock within sixty (60) days through the exercise of any option, warrant or right, or through the conversion of any security.
(2) Includes (a) 3,555 shares owned jointly with his wife. Also includes (b) 4,249 shares held as custodian for others.
(3)  Includes 1,650 owned jointly with his wife.

Other Directors
                                                                                    Shares of the Corporation
                                                                                     Owned Beneficially,
                                                                                     Directly or Indirectly, on
                                                                                     March 23, 2000, and %
                                                                                     of Outstanding Shares
-----------------------------------------------------------------------------------------------------------
         Name                       Age     Principal Occupation
                                            or Employment                            Director    Common
                                            During Last Five Years                   Since       Stock
-----------------------------------------------------------------------------------------------------------

         James A. Cummings          57      President,                               1992         6,128(1)
         2073 Thomas Bishop Lane            Southern Atlantic Label Company, Inc.                 0.80%
         Virginia Beach, VA

         F. Dudley Fulton           51      President and Chief Executive Officer,   1991         5,300
         5306 Lakeside Avenue               Henderson & Phillips/USI                              0.69%
         Virginia Beach, VA

         Robert J. Keogh            51      President and Chief Executive Officer,   1988         46,095(2)
         6146 Sylvan Street                 Heritage Bank & Trust                                 6.02%
         Norfolk, VA

         Peter M. Meredith, Jr.     48      Chairman and Chief Executive Officer,    1992         45,126(3)
         5320 Edgewater Drive               Meredith Construction Company, Inc.                   5.89%
         Norfolk, VA

         Gerald L. Parks            66      Chairman and Chief Executive Officer,    1987         5,195(4)
         27307 Evergreen Lane               Capes Shipping Agencies, Inc.                         0.68%
         Harborton, VA

         Ross C. Reeves             51      Attorney,                                1994         4,142(5)
         1068 Algonquin Road                Willcox & Savage, P.C.                                0.54%
         Norfolk, VA

         Harvey W. Roberts, III     55      Certified Public Accountant,             1993         29,792(6)
         7612 North Shore Road              McPhillips, Roberts & Deans, P.L.C.                   4.04%
         Norfolk, VA

(1) Includes 1,500 shares owned jointly with his wife. Also includes 2,765 shares owned by Scott & Stringfellow for Mr. Cummings.
(2) Includes (a) 1,335 shares owned jointly with his wife and (b) 37,400 issuable upon exercise of options to purchase shares pursuant to the Stock Option Plan for employees of the Company. See "Compensation Pursuant to Plans."
(3) Includes (a)10,960 shares held as Meredith Realty Company, L.L.C., (b) 13,208 shares held as Pomar Holding, L.L.C., and (c) 3,000 shares held as Meredith Realty Associates.
(4)  Includes 4,614 shares owned jointly with his wife.
(5)  Includes 3,142 shares held as custodian for others.
(6) Includes (a)17,280 shares owned by his wife and (b) 3,000 shares owned jointly with his wife.

               COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         The Corporation has standing Executive, Compensation and Audit Committees and a specially appointed Nominating Committee. The members of the Nominating Committee are Henry U. Harris, III, Chairman, Ross C. Reeves, Harvey
W. Roberts, III, Peter M. Meredith, Jr., and Robert J. Keogh. The Executive Committee of the Corporation periodically performs certain duties that the Nominating Committee would perform. The Nominating Committee will receive and consider nominations recommended by the Stockholders provided: (a) the nominations are made in writing, (b) the nominee is notified in advance of such recommended nomination, and (c) the nominee agrees in advance to serve if elected.

         The members of the Executive Committee appointed in 1999 and still serving in that capacity are Peter M. Meredith, Jr., Chairman, Henry U. Harris, III, Stephen A. Johnsen, Harvey W. Roberts, III, and Robert J. Keogh. The Corporation's Audit Committee reviews the audits of the Corporation and its subsidiary bank and the examination reports received from bank regulatory agencies and reports to the Board of Directors of the Corporation. During the year ended December 31, 1999, there were one or more meetings of each of these Committees. The 1999 Audit Committee members were Harvey W. Roberts, III, Chairman, Henry U. Harris, III, and Ross C. Reeves. The 1999 Compensation Committee members were F. Dudley Fulton, Chairman, Peter M. Meredith, Jr., Stephen A. Johnsen, Gerald L. Parks, and Robert J. Keogh. They met one or more times during the year ended December 31, 1999.

         The Board of Directors held twelve meetings during the year ending December 31, 1999. During such year each of the Directors attended at least 75 percent of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he served.

         COMPENSATION OF DIRECTORS. Directors of the Corporation and Directors of Heritage Bank & Trust receive $400 for each Board of Directors meeting attended and $100 for each committee meeting attended.

                       COMPENSATION OF EXECUTIVE OFFICER


                           1999 STOCK OPTIONS GRANTED

                   Number of         % of Total
                   Securities       Options/SARs
                   Underlying        Granted to
                  Options/SARs      Employees in     Exercise or Base
 Name               Granted          Fiscal Year       Price ($/Sh)      Expiration Date
----------------------------------------------------------------------------------------
Robert J. Keogh      4,500              13.60%            $14.50              9/01/09





                       1999 YEAR-END STOCK OPTION VALUES
                    Number of Unexercised Stock     Value of Unexercised In-the-Money
Name                  Options at Year-end (1)         Stock options at Year-end (1)
----------------------------------------------------------------------------------------
                  Exercisable       Unexercisable    Exercisable       Unexercisable
----------------------------------------------------------------------------------------
Robert J. Keogh      37,400             6,400        $211,835.00          $6,100.00




                             ANNUAL COMPENSATION(1)

    Name and                                                       Stock
    Principal                                   Director's        Options
    Position         Year     Salary (1)     Bonus       Fees     Granted
--------------------------------------------------------------------------
Robert J. Keogh      1999      $97,190      $29,800     $4,800     4,500
President, Chief     1998      $97,190      $34,800     $4,800        -
Executive Officer    1997      $94,725      $23,700     $4,800        -

(1) In addition, the Company provides Mr. Keogh with an automobile.


COMPENSATION PURSUANT TO PLANS

         EMPLOYEE STOCK OPTION PLAN. As of December 31, 1999, stock options for 117,950 shares are outstanding and, of these shares, 72,125 are exercisable. Options are granted and are exercisable at option prices ranging from $4.60 to $14.50 per share.

         DEFERRED COMPENSATION PLAN. In 1985, the Bank entered into a deferred compensation and retirement arrangement with seven directors and one officer. Each participant is fully vested. The Corporation's policy is to accrue the estimated amounts to be paid under the contracts over the expected period of active employment. The Bank has purchased life insurance contracts in order to fund the expected liabilities under the contracts.

         Upon reaching age 70, each participant will receive a retirement benefit ranging from $391 to $3,355 per month for each of the next 120 months. If the participant dies prior to reaching age 70, his beneficiary will begin receiving the monthly retirement benefits. The bank has purchased life insurance contracts in order to fund the expected liabilities under the deferred compensation arrangements. As of December 31, 1999. Heritage Bank & Trust had accrued $176,468 to reflect the anticipated liability.

         In 1990, Robert J. Keogh, President of Heritage Bank & Trust, became a participant in the Heritage Bank & Trust Executive Security Plan. In the event Mr. Keogh dies before he is 65 years old, his beneficiary will receive monthly payments of $4,167 for each of the next 180 months. Upon Mr. Keogh's retirement, he will receive $4,167 per month for each of the next 180 months or until his death, and thereafter, his beneficiary will receive such retirement benefits. The Corporation intends to fund this obligation through insurance. As of December 31,1999, $84,750 was accrued to reflect the anticipated liabilities under the contract.

         EMPLOYEE STOCK OWNERSHIP PLAN. Effective January 1, 1998, the Board of Directors adopted an Employees' Stock Bonus Plan (the "ESOP"). The ESOP covered substantially all employees, whereby funds contributed were used to purchase outstanding common stock of the Company. Contributions are allocated to the participants based on employee/participant's annual compensation. Employee participants in the ESOP include all employees who have completed six months of service beginning with the effective date of the ESOP. Benefits are with respect to the benefits under the ESOP in three years and the vested percentage increases annually, reaching 100% after seven years. Participants are automatically 100% vested in the ESOP upon reaching age 65, death or disability. Participants vote all shares allocated to their respective accounts and the trustees of the ESOP vote any unallocated shares. The Board of Directors of the Company has the right to amend or terminate the ESOP at any time. The Company expensed $18,000 for plan contributions for the years ended December 31,1999 and 1998.

         401K RETIREMENT PROGRAM. Effective January l, 1993, the Board of Directors adopted a Retirement Program (the "401K"). The Corporation may contribute cash to the 401K annually, as determined each year by the Board of Directors. Contributions to the 401K are allocated to its participants based on the employee/participants' contributions to the plan. Eligible participants in the 401K include all employees who have completed six months of service (500 hours) beginning with the effective date of the 401K. Benefits will be payable upon separation from service or upon retirement, disability or death. Employees are 20% vested with respect to the benefits under the 401K in two years and the vested percentage is increased annually, reaching 100% after six years. Participants are automatically 100% vested in the 401K upon reaching age 65, death or disability. The Corporation has the right to amend or terminate the 401K. The Corporation accrued $56,000 for a contribution to the plan as of December 31, 1999. The accrued contribution as of December 31, 1998 was $55,000.

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors, upon recommendation of its Audit Committee, intends to appoint Goodman & Company, L.L.P., One Commercial Place, Suite 800, Norfolk, Virginia 23510, as the firm of independent accountants to examine the financial statements of the Corporation for the current year.

         This firm has served the Corporation as its independent accountants and auditors since March 6, 1986. A representative of the firm will be present at the annual meeting, will have an opportunity to make a statement, if desired, and will be available to respond to appropriate questions.


                             STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be presented at the next annual meeting must be received by the Secretary of the Corporation no later than December 21, 2000, in order to be included in the proxy materials for the next annual meeting.


                                 OTHER BUSINESS

         If any other matters come before the meeting, not referred to in the enclosed Proxy, including matters incident to the conduct of the meeting, the Proxies will vote the shares represented by the Proxies in accordance with their best judgment. Management is not aware of any other business to come before the meeting as of the date of the preparation of this Proxy Statement.
By Order of the Board of Directors,


/s/ Robert J. Keogh                                  /s/ Peter M. Meredith, Jr.


Robert J. Keogh                                      Peter M. Meredith, Jr.
President                                            Chairman of the Board


Norfolk, Virginia
April 21, 2000

PLEASE VOTE - YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the meeting, please fill in, sign and mail the proxy. It is Important that you return your Proxy as soon as possible to assure that your proxy will be voted and to avoid the additional expense of further solicitation.





HERITAGE BANKSHARES, INC.

--------------------------------------------------------------------------------

                           HERITAGE BANKSHARES, INC.
                            Norfolk, Virginia 23510
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 20, 2000

        The undersigned hereby appoints F. Dudley Fulton, Chairman and James A. Cummings, and each of them as proxies (and if the undersigned is a proxy, as substitute proxies), each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of HERITAGE BANKSHARES, INC., held of record by the undersigned on March 23, 2000, at the Annual Meeting of Stockholders to be held on May 23, 2000, or at any adjournment thereof.

     THE BOARD OF DIRECTORS UNANIMOUSLY  RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2


1.   ELECTION OF DIRECTORS FOR THE TERMS SPECIFIED IN THE PROXY STATEMENT
     [ ] For all nominees listed below (except as marked to the contrary below)
     [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.
     Lisa A. Chandler, Henry U. Harris, III and Stephen A. Johnson (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

     ------------------------------------------------------------------------

2.   RATIFICATION   of  selection   of  Goodman  &  Company  as   independent
     accountants,  as  proposed  in the  Proxy  Statement.

     [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business, and matters incident to the conduct of the meeting, as may properly come before the meeting.
     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposal 1 and 2


PLEASE SIGN exactly as your name appears hereon. When shares are held by joint tenants, only one of such persons need sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                         Please mark, sign, date and return proxy card promptly.

                         Date_____________________________________________, 2000


                         -------------------------------------------------------
                                             Signature

                         -------------------------------------------------------
                                             Signature
                         [ ] Will attend meeting.   [ ] Will NOT attend meeting

HERITAGE BANK & TRUST  LOCATIONS

Downtown Office
200 East Plume Street
Norfolk, Virginia 23510
Leigh C. Keogh, Branch Manager
(757) 523-2656
Fax (757) 626-3933

Military Circle Office
841 North Military Highway
Norfolk, Virginia 23502
Sharon H. Snead, Branch Manager
(757) 523-2672
Fax (757) 523-2677

Mortgage Division
841 North Military Highway
Norfolk, Virginia 23502
Kelly Scalzi, Assistant Vice President
(757) 523-2672
Susanna G. Rice, Mortgage Originator
(757) 523-2678
Fax (757) 461-6973

Chesapeake Office
1450 South Military Highway
Chesapeake, Virginia 23320
Brenda L. Smith, Branch Manager
(757) 523-2641
Fax (757) 523-2734

Colley Avenue Office
4815 Colley Avenue
Norfolk, Virginia 23508
Karen P. Priest, Branch Officer
(757) 423-5074
Fax (757) 423-5127

Ocean View Office
735 East Ocean View Avenue
Norfolk, Virginia 23503
Deborah S. Hundley, Branch Manager
(757) 480-7983
Fax (757) 480-7987

Operations Center
1450 South Military Highway, Suite 1
Chesapeake, Virginia 23320
Cassandra Parker, Customer Service
(757) 523-2602
Fax (757) 523-0977